Exhibit 4.1

zSpace, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE **9,000,000,000**** ***9,000,000,000*** ****9,000,000,000** *****9,000,000,000* ******9,000,000,000 CERT.9999 THIS CERTIFIES THAT CUSIP: 98980W107 IS THE REGISTERED HOLDER OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK WITHOUT PAR VALUE IN THE CAPITAL OF zSpace, Inc. transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. President DATED: July 15, 2024 COUNTERSIGNED AND REGISTERED ODYSSEY TRANSFER AND TRUST COMPANY TRANSFER AGENT & REGISTRAR Woodbury, Minnesota By: ____________________________________ Secretary Authorized Officer The shares represented by this certificate are transferable at the offices of Odyssey Transfer and Trust Company, Woodbury **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * *** ***9,000,000,000* * CERT.9999 * * SPECIMEN * * CA1234567890 * 999999ZZ9 * NINE BILL ION AND 00/100 * JANUARY 01, 2009 * **9,000,000,000***** * ***9,000,000,000**** * ****9,0 00,000,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * C A1234567890 * 999999ZZ9 * NINE BILLION AND 00/100 * JANUARY 01, 2009 * **9,000,00 * SPECIMEN * **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * CA123 4567890 * 999999ZZ9 * NINE BILLION AND 00/100 * JANUARY 01, 2009 * **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9, 000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * CA1234567890 * 999999ZZ9 * NINE BILLION AND 00/100 * JANUARY 01, 200 9 * **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * CA * NINE BILLION AND 00/100 *